THE KP FUNDS

                   KP INTERNATIONAL EQUITY FUND (THE "FUND")

                        SUPPLEMENT DATED APRIL 20, 2017
     TO THE SUMMARY PROSPECTUS DATED MAY 1, 2016 (THE "SUMMARY PROSPECTUS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY
                                  PROSPECTUS.

SSGA Funds Management, Inc. ("SSGA FM"), an existing sub-adviser of the Fund, now manages an additional mandate for the Fund. In addition, Sprucegrove Investment Management Ltd. ("Sprucegrove") now serves as an investment sub-adviser of the Fund pursuant to a new investment sub-advisory agreement between Callan Associates, Inc., the investment adviser of the Fund, and Sprucegrove. Accordingly, effective immediately, the Summary Prospectus is hereby amended and supplemented as follows:

1. The last sentence of the legend on the cover page is deleted and replaced with the following:

The Fund's prospectus and statement of additional information, both dated May 1, 2016, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

2. The last sentence of the third paragraph on page 3 is deleted and replaced with the following: "Each of the six Sub-strategies is described below:"

3.   The following disclosure is added after the second paragraph on page 4:

PASSIVE INTERNATIONAL SMALL CAP EQUITY: SSGA FM manages the portion of the Fund's assets allocated to the Passive International Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI Europe, Australasia, Far East Small Cap Index (the "MSCI EAFE Small Cap Index"). The MSCI EAFE Small Cap Index is a free ?oat-adjusted equity index which captures small cap representation across 21 developed market countries around the world, excluding the U.S. and Canada.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the MSCI EAFE Small Cap Index, including depositary receipts or U.S. listed shares of such companies, and futures contracts that are designed to track indices similar to the MSCI EAFE Small Cap Index.

SSGA FM seeks to replicate the returns of the MSCI EAFE Small Cap Index by investing in the constituent securities of the MSCI EAFE Small Cap Index in approximately their MSCI EAFE Small Cap Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI EAFE Small Cap Index in proportions expected to replicate generally the performance of the MSCI EAFE Small Cap Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI EAFE Small Cap Index.

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SSGA FM may sell stocks that are represented in the MSCI EAFE Small Cap Index, or purchase stocks that are not yet represented in the MSCI EAFE Small Cap Index, in anticipation of their removal from or addition to the MSCI EAFE Small Cap Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI EAFE Small Cap Index. SSGA FM might do so in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the MSCI EAFE Small Cap Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI EAFE Small Cap Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI EAFE Small Cap Index's currency exposures.

4.   The following disclosure is added after the fourth paragraph on page 5:

Active International Equity #3: Sprucegrove Investment Management Ltd. ("Sprucegrove") manages the portion of the Fund's assets allocated to the Active International Equity #3 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, Sprucegrove will seek to invest the Sub-strategy's assets in a diversified portfolio of common stocks of foreign companies, including companies in emerging markets, that Sprucegrove believes have the potential for long-term capital appreciation.

In selecting investments for the Sub-strategy, Sprucegrove emphasizes a "value" investment style, investing in companies that Sprucegrove believes have a history of above average financial performance, secure financial position, reputable management, and growth opportunity in terms of sales, earnings, and share price. Sprucegrove selects individual securities using a bottom-up, research driven approach. Country and sector allocation result from Sprucegrove's stock-selection process.

Sprucegrove considers selling a security when its price has appreciated above what Sprucegrove believes the security is worth or when the company's quality has deteriorated according to Sprucegrove's assessment.

4. The following disclosure is added to the Fund's "Investment Sub-Advisers and Portfolio Managers" section on page 11 following the disclosure related to MFS Investment Management:

SPRUCEGROVE INVESTMENT MANAGEMENT LTD.

Shirley Woo, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017.

Arjun Kumar, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017.

Erik Parnoja, Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017.

Craig Merrigan, Portfolio Manager, has managed the portion of the Fund's assets allocated to Sprucegrove since 2017.

5. The disclosure under the sub-heading "SSGA Funds Management, Inc." on page 11 is deleted and replaced with the following:

Dwayne Hancock, CFA, Vice President and Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund's assets allocated to SSGA FM for the Fund's Passive International Equity Sub-strategy since the Fund's inception in 2014 and for the Fund's Passive International Small Cap Equity Sub-strategy since 2017.

Karl Schneider, CAIA, Managing Director and Deputy Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund's assets allocated to SSGA FM for the Fund's Passive International Equity Sub-strategy since 2016.

John Law, CFA, Vice President and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund's assets allocated to SSGA FM for the Fund's Passive International Small Cap Equity Sub-strategy since 2017.

Michael Feehily, CFA, Senior Managing Director and the Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund's assets allocated to SSGA FM for the Fund's Passive International Equity Sub-strategy since the Fund's inception in 2014 and for the Fund's Passive International Small Cap Equity Sub-strategy since 2017.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-024-0100